Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management

18.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair values of financial instruments
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value. The Company does not have any non-recurring fair value measurements as at December 31, 2023. Levels 1 to 3 of the fair value hierarchy are defined based on the degree to which fair value inputs are observable or unobservable, as follows:
•Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the net asset or liability, either directly or indirectly; and
•Level 3 inputs are unobservable (supported by little or no market activity).

	December 31, 2023			December 31, 2022
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Financial assets (liabilities)
Fair value through profit or loss
Milestone Payments (note 9)	—	—	5.7	—	—	19.1
Esperanza silver stream held for sale	—	—	—	—	—	5.0
Gold derivatives not designated as hedging instruments[1]	—	(0.8)	—	—	0.1	—
Share purchase warrants (note 8)	—	(0.4)	—	—	—	—
Fair value through OCI
Equity securities	13.0	—	—	18.6	—	—
Currency derivatives designated as hedging instruments[1]	—	6.6	—	—	(4.3)	—
Fuel derivatives designated as hedging instruments[1]	—	(0.2)	—	—	—	—
	$13.0	$5.2	$5.7	$18.6	($4.2)	$24.1
1On a gross basis, total derivatives recognized as at December 31, 2023 consist of total assets of $6.6 million, which is included in other current assets and total liabilities of $1.0 million, included in accounts payable and accrued liabilities (note 10) (December 31, 2022 - total assets of nil and total liabilities of $4.2 million).
The methods of measuring financial assets and liabilities have not changed during the year ended December 31, 2023.
The fair value of option and forwards (gold, fuel and currency) contracts are determined using a market approach with reference to observable market prices for similar assets traded in an active market. These are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.
The fair value measurement of the Milestone Payments (note 9) is based on unobservable inputs and are therefore classified within Level 3 of the fair value hierarchy. The determination of the fair value of the Milestone Payments requires the Company to make certain estimates and judgements in relation to future events based on the current understanding of the facts and circumstances known to them. The fair value of the Milestone Payments was determined using discounted cash flows based on significant inputs and assumptions such as internally derived discount rate, an estimate of timelines to realize the payments and a success probability factor. Based on the Company's assessment of the fair value of the Milestone Payments at December 31, 2023, the Company reduced the applied success probability factor from 75% to 25% reflecting the current challenging capital markets for early stage exploration projects. As a result, the Company recognized a reduction in the fair value of the Milestone Payments of $11.0 million in the fourth quarter of 2023. The discount rate for the milestone payments is 14.75%. Changes to these inputs and assumptions could have a significant impact on the measurement of the financial assets. A 10% change in these assumptions would impact the Company's net earnings before tax by $0.8 million for the year ended December 31, 2023.
Revolving Credit Facility
The Company has access to an undrawn credit facility (the "Facility") of $500.0 million, not including the uncommitted $100.0 million accordion feature to increase the credit facility up to $600.0 million. In February 2024, the Company extended the term of the revolving credit facility by one year to February 2028. The Facility bears interest at a rate of Adjusted Term SOFR Rate plus 1.875% on drawn amounts and stand-by fees of 0.42% on undrawn amounts.

The Facility is secured against all of the material present and future assets, property and undertakings of the Company. The Facility contains various covenants customary for a loan facility of this nature, including limits on indebtedness, asset sales and liens. It contains financial covenant tests that include (a) a minimum interest coverage ratio of 3.0:1.0 and (b) a maximum net leverage ratio of 3.5:1.0, both as defined in the agreement. As at December 31, 2023, the Company is in compliance with the covenants.

Derivative Instruments designated as cash flow hedges
Currency option and forward contracts and fuel option contracts
The Company enters into option and forward contracts to hedge against the risk of an increase in the value of the Canadian dollar and Mexican peso versus the US dollar. These option and forward contracts are for the purchase of local currencies and the sale of US dollars, which settle on a monthly basis, and the Company believes this is an appropriate manner of managing currency risk. The Company has designated options and forwards as cash flow hedges for the highly probable Canadian dollar and Mexican peso.
The Company also enters into option contracts to hedge against the risk of an increase in the price of diesel fuel. These option contracts are for the purchase of New York Harbour Ultra Low Sulfur Diesel ("ULSD") contracts, which settle on a monthly basis, and the Company believes this is an appropriate manner of managing price risk. The Company has designated these options as cash flow hedges for the highly probable consumption of diesel.
These currency option and forward and fuel option derivatives meet the hedge effectiveness criteria and are designated in a hedge accounting relationship as a result of the following factors:
•An economic relationship exists between the hedged items and hedging instrument, as notional amounts match and both the hedged item and hedging instrument fair values move in response to the same risk (foreign exchange risk and diesel price risk). Cash flows in relation to the designated hedged item and hedging instrument are matched since the option and forward contracts (hedging instrument) matures during the same month as the operational cash flows (hedged item) are expected to be incurred.
•The hedge ratio is one to one for this hedging relationship, as the hedged item is foreign currency risk and diesel price risk that is hedged with a foreign currency or diesel fuel hedging instrument using one unit of both the hedged and hedging item respectively.
• Credit risk is not material in the fair value of the hedging relationship.
The Company has identified two sources of potential ineffectiveness: 1) the timing of cash flow differences between the expenditure and the related derivative and 2) the inclusion of credit risk in the fair value of the derivative not replicated in the hedged item. The Company expects the impact of these sources of hedge ineffectiveness to be minimal. The timing of hedge settlements and incurred expenditures are closely aligned, as they are expected to occur within 30 days of each other. As noted above, credit risk is not a material component of the fair value of the Company’s hedging instruments, as all counterparties are reputable Canadian banking institutions and are highly rated.
For the years ended December 31, 2023 and 2022, the Company did not recognize any ineffectiveness on the hedging instruments.
The effective portion of the changes in fair value of the currency option and forward contracts for the years ended December 31, 2023 and 2022 recorded in accumulated other comprehensive (loss) income is:

	December 31, 2023	December 31, 2022
Balance, beginning of the period	($1.9)	$4.0
Change in value on currency instruments	18.1	(8.5)
Less: realized loss on CAD currency instruments	1.0	5.0
Less: realized gain on MXN currency instruments	(8.1)	(3.9)
Deferred income tax related to hedging instrument	(2.7)	1.5
	$6.4	($1.9)
The open contracts, which settle on a monthly basis, are summarized as at December 31, 2023:
Canadian dollar contracts:

Period Covered	Contract type	Contracts (CAD$ Millions)	Average minimum rate (USD/CAD)	Average maximum rate (USD/CAD)
2024	Collars	504.0	1.33	1.39

Mexican Peso contracts:

Period Covered	Contract type	Contracts (MXN Millions)	Average minimum rate (MXN/USD)	Average maximum rate (MXN/USD)
2024	Collars	330.0	18.14	20.53
2024	Forwards	125.0	17.77	17.77
As at December 31, 2023, the fair value of these contracts was an asset of $6.6 million (December 31, 2022 - liability of $4.3 million).
The effective portion of the changes in fair value of the fuel option contracts for the years ended December 31, 2023 and 2022 recorded in accumulated other comprehensive (loss) income is:

	December 31, 2023	December 31, 2022
Balance, beginning of the period	$0.1	$0.4
Change in value on fuel contracts	(0.2)	2.5
Less: realized gain on fuel contracts	—	(2.9)
Deferred income tax related to fuel contracts	—	0.1
	($0.1)	$0.1
As at December 31, 2023, the Company held contracts to protect against the risk of an increase in the price of fuel. These collars totalling 1,512,000 gallons, ensure a minimum purchase call option of $2.71 per gallon and a maximum average sold put options of $2.50 per gallon, regardless of the movement in fuel prices during 2024. The fair value of these contracts at December 31, 2023 was a $0.2 million liability (December 31, 2022 - $nil)
Derivative Instruments not designated as cash flow hedges
Gold option contracts
As at December 31, 2023, the Company held option contracts to protect against the risk of a decrease in the value of the gold price on a portion of gold sales. These option contracts totaling 69,750 ounces, ensure a minimum average realized gold price of $1,926 per ounce and a maximum average realized gold price of $2,356 per ounce, regardless of the movement in gold prices during 2024. The fair value of these contracts was a liability of $0.8 million at December 31, 2023 (December 31, 2022 - asset of $0.1 million). The options mature monthly throughout 2024.
For the year ended December 31, 2023, the Company realized losses of $0.1 million related to the settlement of option contracts (for the year ended December 31, 2022- realized gains of $3.5 million). Total unrealized losses for the year ended December 31, 2023 was $0.9 million (for the year ended December 31, 2022 - unrealized losses of $0.3 million). The Company has elected to not apply hedge accounting to the gold option contracts, with changes in fair value recorded in net earnings.
Financial instruments and related risks
In the normal course of operations, the Company is exposed to credit risk, liquidity risk and the following market risks: commodity price, market price, interest rate and foreign currency exchange rate. The Company has developed a risk management process to identify, analyze and assess these and other risks, and has formed a Risk Committee to monitor all significant risks to the Company. The Board of Directors has overall responsibility for the oversight of the Company’s risk management framework, and receives regular reports from the Risk Committee.
Commodity price risk
The profitability of the Company’s mining operations is significantly affected by changes in the market price for gold. Gold prices fluctuate on a daily basis and are affected by numerous factors beyond the Company’s control. The supply and demand for gold, the level of interest rates, the rate of inflation, investment decisions by large holders of gold, including governmental reserves, and the stability of exchange rates can all cause significant fluctuations in gold prices. Such external economic factors are in turn influenced by changes in international investment patterns and monetary systems, and political developments. From time to time, the Company will enter into collars, options or other financial instruments to manage short term commodity price fluctuations.
For the year ended December 31, 2023, the Company’s revenues and cash flows were impacted by gold prices fluctuating from a low of $1,809 to a high of $2,090 per ounce. Metal price declines could cause the continued development of, and production from, the Company’s properties to be uneconomic.
Interest rate risk
Interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. All of the Company’s outstanding debt obligations bear interest at fixed rates and are therefore not exposed to changes in future cash flows attributable to changes in market interest rates. The interest rate on the Facility is variable, however, the Facility was undrawn as at December 31, 2023.
The Company is exposed to interest rate risk on its cash and cash equivalents. The cash and cash equivalent interest earned is based on bank account interest rates which may fluctuate. A 100 basis point change in the interest rate would result in an increase or decrease of approximately $4.6 million in interest earned by the Company. The Company has not entered into any derivative contracts to manage this risk.
Foreign currency exchange rate risk
Metal sales revenues for the Company are denominated in US dollars. The Company is exposed to currency fluctuations relative to the US dollar on expenditures that are denominated in Canadian dollars and Mexican pesos. These potential currency fluctuations could have a significant impact on production costs and thereby, the profitability of the Company. The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities.
A 10% strengthening or deterioration of these currencies against the US dollar at each balance sheet date would have resulted in a gain or loss recorded in net earnings by the amounts shown below. This analysis assumes that other variables, in particular interest rates, remain constant.

	December 31, 2023	December 31, 2022
Impact of a 10% change in foreign exchange rates
Canadian dollar	$10.0	$3.6
Mexican peso	1.3	0.3
The currencies of the Company's financial instruments and other foreign currency denominated liabilities based on notional amounts, denominated in U.S dollar equivalents were as follows:

	Canadian Dollars		Mexican Peso
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Cash and cash equivalents	$25.0	$21.6	$12.4	$4.1
Equity securities	13.0	18.6	—	—
Amounts receivable	14.9	16.6	38.6	21.5
Other monetary (liabilities) assets	(16.8)	9.8	(6.6)	(0.8)
Accounts payable and accrued liabilities	(124.1)	(102.7)	(16.4)	(19.3)
Income taxes payable	(0.1)	—	(40.2)	(0.7)
Total exposure to currency risk	(88.1)	(36.1)	(12.2)	4.8
Credit risk
Credit risk relates to receivables and other contracts, and arises from the possibility that any counterparty to an instrument fails to perform. For cash and cash equivalents, restricted cash, and receivables, the Company’s credit risk is limited to the carrying amount on the balance sheet. The Company manages credit risk by transacting with highly-rated counterparties and establishing a limit on contingent exposure for each counterparty based on the counterparty’s credit rating. Exposure on receivables is limited as the Company sells its products to a small number of organizations, on which the historical level of defaults is minimal.
The Company's maximum exposure to credit risk is as follows:

	December 31, 2023	December 31, 2022
Cash and cash equivalents	$224.8	$129.8
Milestone Payments	5.7	19.1
Derivative assets	6.6	—
Other receivables	5.5	4.6
Total financial instrument exposure to credit risk	$242.6	$153.5
Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. The Company manages this risk through regular monitoring of its cash flow requirements to support ongoing operations and expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its business requirements, taking into account anticipated cash flows from operations and holdings of cash and cash equivalents.
The Company’s future operating cash flow and cash position are highly dependent on gold prices, as well as other factors. Taking into consideration the Company’s current cash position, volatile equity markets, and global uncertainty in the capital markets, the Company is continually reviewing expenditures and assessing business opportunities to enhance liquidity in order to ensure adequate liquidity and flexibility to support its growth strategy, including the development of its projects, while continuing production at its current operations. A period of continuously low gold prices may necessitate the deferral of capital expenditures which may impact the timing of development work and project completion, as well as production from mining operations. In addition, in such a price environment, the Company may be required to adopt one or more alternatives to increase liquidity.The Company ensures that there are sufficient committed loan facilities to meet its business requirements, taking into account anticipated cash flows from operations and holdings of cash and cash equivalents.
(a) Contractual commitments
The following table shows the maturities of contractual commitments. The amount presented represents the future undiscounted principal and interest cash flows, and therefore, do not equate to the carrying amounts on the consolidated statements of financial position.

	Less than 1 year	2 - 3 years	4 - 5 years	More than 5 years	Total
Leases	0.5	0.6	—	—	1.1
Accounts payable and accrued liabilities	195.0	—	—	—	195.0
Decommissioning liabilities	12.6	31.5	51.4	69.7	165.2
Capital commitments	87.5	32.7	—	—	120.2
	$295.6	$64.8	$51.4	$69.7	$481.5
Contractual obligations exist with respect to royalties (note 8); however, gold production subject to royalty cannot be ascertained with certainty and the royalty rate varies with the gold price, therefore have been excluded from the table.
The Company has a number of mining service contracts that are based on variable measures, and not fixed payments. These contracts include measures such as tonnes mined, or metres developed. The expense relating to these variable payments and recognized as an operating expense was $104.2 million (year ended December 31, 2022 - $88.2 million). Total cash outflow for leases amounted to $112.0 million for the year ended December 31, 2023 (2022 - payments of $96.1 million).